Exhibit 10.1

SECOND AMENDMENT TO DEFERRED COMPENSATION AGREEMENT

AGREEMENT TO AMEND THE DEFERRED COMPENSATION AGREEMENT (the “Second Amendment”) dated as of __________, 2005, between WILBER NATIONAL BANK, a banking corporation organized under the laws of the State of New York (“Bank”) and Alfred S. Whittet (“Whittet”) of West Oneonta, New York.

W I T N E S S E T H:

WHEREAS, Bank and Employee previously entered into a Deferred Compensation Agreement, dated the 28th day of December, 2000 (the “Deferred Compensation Agreement”), which, among other items, provides the Employee with choices of deemed or actual investments for the Employee’s compensation deferred according to the terms of the Deferred Compensation Agreement; and

WHEREAS, Bank and Employee previously entered into the First Amendment of the Deferred Compensation Agreement, dated the 28th Day of December, 2000 (the “First Amendment”), which amended the choices of deemed or actual investments for the Employee’s compensation deferred according to the terms of the Deferred Compensation Agreement; and

WHEREAS, the enactment of the American Jobs Creation Act of 2004 added section 409A to the Internal Revenue Code of 1986, as amended (“Code Section 409A”); and

WHEREAS, the Internal Revenue Service recently promulgated proposed regulations implementing Code Section 409A (the “Proposed Regulations”); and

WHEREAS, the Bank and the Employee desire to freeze accruals to the Account as of December 31, 2004 and to modify the Agreement, as amended by the First Amendment, to comply with Code Section 409A and the Proposed Regulations.

NOW, THEREFORE, in consideration of the mutual promises of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.          The Deferred Compensation Agreement is further amended by adding the following as the new final paragraph of Paragraph “2”:

“Effective December 31, 2004, future deferrals to the Account shall be discontinued and any deferrals made hereunder after January 1, 2005 shall be returned and paid as salary or wages to Whittet no later than December 31, 2005.”

Exhibit 10.1

2.          Effective January 1, 2005, the Deferred Compensation Agreement is further amended by replacing Paragraph “4” thereof with the following:

“Distributions upon the termination of Whittet’s employment with the Bank shall be paid in the form of either a lump sum on the one hand or in monthly, quarterly or annual installments for a period of up to five (5) years on the other hand. Whittet shall elect the form and time of distribution of the Account on the termination of [his/her] employment with the Bank by completing a Deferred Compensation Election Form in the form attached hereto and filing it with the Bank no later than December 31, 2005. Upon filing with the Bank, such “Deferred Compensation Election Form” shall be incorporated by reference herein. This election of the form and timing of the distribution of the Account may not be changed once made and may not (i) change the form of payments that Whittet would otherwise receive in 2006 and (ii) may not cause a benefit to be paid to Whittet in 2006 that otherwise would have been made at a later time.”

3.          The following is inserted as the new third sentence of Paragraph “5” of the Deferred Compensation Agreement:

“Effective January 1, 2005, such designation (or a change in such designation) shall be made by filing a ‘Beneficiary Election Form’ in the form attached hereto.”

4.          Effective January 1, 2005, the third sentence of Paragraph “9” of the Deferred Compensation Agreement is deleted and replaced with the following two sentences:

“Such accelerated distribution will be made only in the amount necessary to alleviate the financial emergency (including any amounts necessary to pay federal, state or local income taxes reasonably anticipated to result from the distribution. For the purposes of this Paragraph 9, ‘hardship’ shall mean a severe financial hardship to Whittet resulting from an illness or accident of Whittet, Whittet’s spouse or dependent (as defined in Section 152(a) of the Code), loss of Whittet’s property due to casualty or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of Whittet.”

6.          Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in the Deferred Compensation Agreement.

7.          All other terms of the Deferred Compensation Agreement remain in full force and effect.

* * * * *

Exhibit 10.1

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

WILBER NATIONAL BANK
by: /s/ Brian R. Wright
[Name] Brian R. Wright
[Title] Chairman

/s/ Alfred S. Whittet
[Name of Employee]

Exhibit 10.1

WILBER NATIONAL BANK

DEFERRED COMPENSATION AGREEMENT FOR

Alfred S. Whittet

DEFERRED COMPENSATION ELECTION FORM

(For Contributions made on or before December 31, 2004)

To: Wilber National Bank

In accordance with the provisions of the Deferred Compensation Agreement, payment of the Account adjusted by investment gains and losses, shall commence on my cessation of employment for any reason with the Bank and shall be in the form specified below.

The value of my Account (which is the total of all my contributions made prior to December 31, 2004 as adjusted by investment gains and losses on such amounts) shall be paid to me (or my beneficiaries) in the following form (select one):

a lump sum,

monthly installments for ______ months (not to exceed 60),

quarterly installments for ______ quarters (not to exceed 20),

annual installments for _______ years (not to exceed 5).

Note: Your election above with respect to the form of payment of amounts contributed to the Plan (including investment gains and losses on such amounts) may not be modified at a later date.

I understand that administrative requirements may lead to a delay between the date of the event triggering my right to payment and the date of actual payment. This delay will not exceed thirty business days. I also understand that I have no rights or interests in any specific funds or investments under the terms of my deferral. My rights to future payments are that of an unsecured claim against the general assets of the Bank.

I also agree to be bound by the terms and conditions of the Deferred Compensation Agreement, including any amendments thereto, and recognize that the foregoing election is irrevocable and may not be altered by me.

Date:
Signature

(Print name)

Filing Acknowledgement: Received on the ___ day of _____________in the year 2005.

WILBER NATIONAL BANK

By:	Print Name:

Exhibit 10.1

WILBER NATIONAL BANK

DEFERRED COMPENSATION AGREEMENT FOR

Alfred S. Whittet

BENEFICIARY ELECTION FORM

In the event of my death before I have received my Account under the Deferred Compensation Agreement, payment shall be made to my beneficiary designated below. In the absence of any designation, or in the event that my designated beneficiary predeceases me, payment shall be made to my estate.

The value of my Account shall be paid to my beneficiaries in the form indicated below (select one):

a lump sum,

monthly installments for ______ months (not to exceed 60),

quarterly installments for ______ quarters (not to exceed 20),

annual installments for _______ years (not to exceed 5).

I designate the following as my beneficiary which may be revoked prior to my death by a written designation of a new beneficiary submitted to the Bank:

Sole Beneficiary:

Name:

Address:

Relationship:

Multiple Beneficiaries: (Attach additional sheets if necessary)

1) Name:

Address:

Relationship:	Percentage:	%

2) Name:

Address:

Relationship:	Percentage:	%

Exhibit 10.1

3) Name:

Address:

Relationship:	Percentage:	%

4) Name:

Address:

Relationship:	Percentage:	%

5) Name:

Address:

Relationship:	Percentage:	%

6) Name:

Address:

Relationship:	Percentage:	%

In the event that one or more, but not all, of the multiple beneficiaries designated above predecease me, the percentage otherwise to be paid to said beneficiary(ies) shall be divided ratably among the surviving beneficiary(ies).

Date:
(Signature of Participant)

(Print name)

Filing Acknowledgement: Received on the ___ day of _____________in the year 2005.

WILBER NATIONAL BANK

By:	Print Name: